                                                                 Exhibit (a)(29)

                              THE RBB FUND, INC.

                         ARTICLES SUPPLEMENTARY TO THE
                                    CHARTER


          THE RBB FUND, INC., a Maryland corporation having its principal office in Baltimore, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

          FIRST: The Board of Directors of the Corporation, an open-end investment company registered under the Investment Company Act of 1940, as amended, and having authorized capital of Thirty Billion (30,000,000,000) shares of common stock, par value $.001 per share, has reclassified Fifty Million (50,000,000) authorized and unissued shares of the Corporation's Class XX shares of common stock, pursuant to the following resolution adopted by the Board of Directors of the Corporation on July 26, 2000:

          RESOLVED, that the Fifty Million (50,000,000) authorized and unissued shares of the Corporation's Class XX Common Stock (with a par value of $.001 per share and an aggregate par value of Fifty Thousand Dollars ($50,000)) shall be reclassified as unclassified Shares of the Corporation, and subject to the authority of the Board of Directors to hereafter classify and reclassify such shares, shall no longer represent interests in any investment portfolio of the Corporation.

          SECOND: The Board of Directors of the Corporation, an open-end investment company registered under the Investment Company Act of 1940, as amended, and having authorized capital of Thirty Billion (30,000,000,000) shares of common stock, par value $.001 per share, has reclassified Three Billion (3,000,000,000) authorized and unissued shares of the Corporation's Class Janney Shares, Two Hundred Million (200,000,000) authorized and unissued shares of the Corporation's Class Janney Municipal Money Shares, Seven Hundred Million (700,000,000) authorized and unissued shares of the Corporation's Janney Government Money Shares and One Hundred Million (100,000,000) authorized and unissued shares of the Corporation's Janney New York Money Shares, pursuant to the following resolution adopted by the Board of Directors of the Corporation on November 9, 2000:

          RESOLVED, that the Three Billion (3,000,000,000) authorized and unissued shares of the Corporation's Class Janney Shares (with a par value of $.001 per share and an aggregate par value of Three Million Dollars ($3,000,000)), Two Hundred Million (200,000,000) authorized and unissued shares of the Corporation's Class Janney Municipal Money Shares (with a par value of $.001 and an aggregate par value of Two Hundred Thousand Dollars ($200,000)), Seven Hundred Million (700,000,000) authorized and unissued shares of the Corporation's Janney Government Money Shares (with a par value of $.001 and an aggregate par value of Seven Hundred Thousand Dollars ($700,000)) and One Hundred Million (100,000,000) authorized and unissued shares of the Corporation's Janney New York Money Shares (with a par value of $.001 and an aggregate par value of One Hundred Thousand Dollars ($100,000)) shall be reclassified as unclassified Shares of the Corporation, and subject to the authority of the Board of Directors to hereafter classify and reclassify such shares, shall no longer represent interests in any investment portfolio of the Corporation.

          THIRD: The shares aforesaid have been duly reclassified by the Board of Directors of the Corporation pursuant to authority and power contained in the charter of the Corporation.

          FOURTH: These Articles Supplementary do not increase or decrease the authorized number of shares of the Corporation or the aggregate par value thereof. These Articles Supplementary reclassify and change 50,000,000 authorized and unissued shares of Class XX Common Stock, 3,000,000,000 authorized and unissued shares of Class Janney Money Common Stock, 200,000,000 authorized and unissued shares of Class Janney Municipal Money Common Stock, 700,000,000 authorized and unissued shares of Class Janney Government Money Common Stock and 100,000,000 authorized and unissued shares of Class Janney New York Money Common Stock to unclassified shares of common stock of the Corporation. Immediately before the reclassification of the aforesaid shares of common stock:

               (a) the Corporation had authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes was thirty million dollars ($30,000,000);

               (b) the number of shares of each authorized class of common stock was as follows:

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Class A    -   one hundred million (100,000,000), par value $.001 per share;

Class B    -   one hundred million (100,000,000), par value $.001 per share;

Class C    -   one hundred million (100,000,000), par value $.001 per share;

Class D    -   one hundred million (100,000,000), par value $.001 per share;

Class E    -   five hundred million (500,000,000), par value $.001 per share;

Class F    -   five hundred million (500,000,000), par value $.001 per share;

Class G    -   five hundred million (500,000,000), par value $.001 per share;

Class H    -   five hundred million (500,000,000), par value $.001 per share;

Class I    -   one billion five hundred million (1,500,000,000), par value
               $.001 per share;

Class J    -   five hundred million (500,000,000), par value $.001 per share;

Class K    -   five hundred million (500,000,000), par value $.001 per share;

Class L    -   one billion five hundred million (1,500,000,000), par value
               $.001 per share;

Class M    -   five hundred million (500,000,000), par value $.001 per share;

Class N    -   five hundred million (500,000,000), par value $.001 per share;

Class O    -   five hundred million (500,000,000), par value $.001 per share;

Class P    -   one hundred million (100,000,000), par value $.001 per share;

Class Q    -   one hundred million (100,000,000), par value $.001 per share;

Class R    -   five hundred million (500,000,000), par value $.001 per share;

Class S    -   five hundred million (500,000,000), par value $.001 per share;

Class T    -   five hundred million (500,000,000), par value $.001 per share;

Class U    -   five hundred million (500,000,000), par value $.001 per share;

Class V    -   five hundred million (500,000,000), par value $.001 per share;

Class W    -   one hundred million (100,000,000), par value $.001 per share;

Class X    -   fifty million (50,000,000), par value $.001 per share;

Class Y    -   fifty million (50,000,000), par value $.001 per share;

Class Z    -   fifty million (50,000,000), par value $.001 per share;

Class AA   -   fifty million (50,000,000), par value $.001 per share;

Class BB   -   fifty million (50,000,000), par value $.001 per share;

Class CC   -   fifty million (50,000,000), par value $.001 per share;

Class DD   -   one hundred million (100,000,000), par value $.001 per share;

Class EE   -   one hundred million (100,000,000), par value $.001 per  share;

Class FF   -   fifty million (50,000,000), par value $.001 per share;

Class GG   -   fifty million (50,000,000), par value $.001 per share;

Class HH   -   fifty million (50,000,000), par value $.001 per share;

Class II   -   one hundred million (100,000,000), par value $.001 per share;

Class JJ   -   one hundred million (100,000,000), par value $.001 per share;

Class KK   -   one hundred million (100,000,000), par value $.001 per share;

Class LL   -   one hundred million (100,000,000), par value $.001 per share;

Class MM   -   one hundred million (100,000,000), par value $.001 per share;

Class NN   -   one hundred million (100,000,000), par value $.001 per share;

Class OO   -   one hundred million (100,000,000), par value $.001 per share;

Class PP   -   one hundred million (100,000,000), par value $.001 per share;

Class QQ   -   one hundred million (100,000,000), par value $.001 per share;

Class RR   -   one hundred million (100,000,000), par value $.001 per share;

Class SS   -   one hundred million (100,000,000), par value $.001 per share;

Class TT   -   one hundred million (100,000,000), par value $.001 per share;

Class UU   -   one hundred million (100,000,000), par value $.001 per share;

Class VV   -   one hundred million (100,000,000), par value $.001 per share;

Class WW   -       one hundred million (100,000,000), par value $.001 per share;

Class XX   -       fifty million (50,000,0000), par value $.001 per share;

Class YY   -       one hundred million (100,000,000), par value $.001;

Class ZZ   -       one hundred million (100,000,000), par value $.001;

Class AAA  -       one hundred million (100,000,000), par value $.001;

Class BBB  -       one hundred million (100,000,000), par value $.001;

Class CCC  -       one hundred million (100,000,000), par value $.001;

Class DDD  -       one hundred million (100,000,000), par value $.001;

Class EEE  -       one hundred million (100,000,000), par value $.001;

Class FFF  -       one hundred million (100,000,000), par value $.001;

Class GGG  -       one hundred million (100,000,000), par value $.001;

Class HHH  -       one hundred million (100,000,000), par value $.001;

Class III  -       one hundred million (100,000,000), par value $.001;

Class JJJ  -       one hundred million (100,000,000), par value $.001;

Class KKK  -       one hundred million (100,000,000), par value $.001;

Class LLL  -       one hundred million (100,000,000), par value $.001;

Class MMM -        one hundred million (100,000,000), par value $.001;

Class NNN -        one hundred million (100,000,000) par value $.001;

Class OOO -        one hundred million (100,000,000) par value $.001;

Class Janney Money -  three billion (3,000,000,000), par value
                      $.001 per share;

Class Janney       -  two hundred million (200,000,000), par
Municipal Money       value $.001 per share;

Class Janney       -  seven hundred million (700,000,000), par
Government Money      value $.001 per share;

Class Janney N.Y.  -  one hundred million (100,000,000), par
Municipal Money       value $.001 per share;

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Class Select           -   seven hundred million (700,000,000), par
                           value $.001 per share;

Class Beta 2           -   one million (1,000,000), par value $.001 per share;

Class Beta 3           -   one million (1,000,000), par value $.001 per share;

Class Beta 4           -   one million (1,000,000), par value $.001 per share;

Class Principal Money  -   seven hundred million (700,000,000), par value $.001
                           per share;

Class Gamma 2          -   one million (1,000,000), par value $.001 per share;

Class Gamma 3          -   one million (1,000,000), par value $.001 per share;

Class Gamma 4          -   one million (1,000,000), par value $.001 per share;

Class Delta 1          -   one million (1,000,000), par value $.001 per share;

Class Delta 2          -   one million (1,000,000), par value $.001 per share;

Class Delta 3          -   one million (1,000,000), par value $.001 per share;

Class Delta 4          -   one million (1,000,000), par value $.001 per share;

Class Epsilon 1        -   one million (1,000,000), par value $.001 per share;

Class Epsilon 2        -   one million (1,000,000), par value $.001 per share;

Class Epsilon 3        -   one million (1,000,000), par value $.001 per share;

Class Epsilon 4        -   one million (1,000,000), par value $.001 per share;

Class Zeta 1           -   one million (1,000,000), par value $.001 per share;

Class Zeta 2           -   one million (1,000,000), par value $.001 per share;

Class Zeta 3           -   one million (1,000,000), par value $.001 per share;

Class Zeta 4           -   one million (1,000,000), par value $.001 per share;

Class Eta 1            -   one million (1,000,000), par value $.001 per share;

Class Eta 2            -   one million (1,000,000), par value $.001 per share;

Class Eta 3            -   one million (1,000,000), par value $.001 per share;

Class Eta 4            -   one million (1,000,000), par value $.001 per share;

Class Theta 1  -    one million (1,000,000), par value $.001 per share;

Class Theta 2  -    one million (1,000,000), par value $.001 per share;

Class Theta 3  -    one million (1,000,000), par value $.001 per share; and

Class Theta 4  -    one million (1,000,000), par value $.001 per share;

for a total of twenty billion twenty-six million (20,026,000,000) shares classified into separate classes of common stock.

         After the reclassification of the aforesaid shares of common stock:

               (c) the Corporation has the authority to issue thirty billion (30,000,000,000) shares of its common stock and the aggregate par value of all the shares of all classes is now thirty million dollars ($30,000,000); and

               (d) the number of authorized shares of each class is now as follows:

Class A        -    one hundred million (100,000,000), par value $.001 per share;

Class B        -    one hundred million (100,000,000), par value $.001 per share;

Class C        -    one hundred million (100,000,000), par value $.001 per share;

Class D        -    one hundred million (100,000,000), par value $.001 per share;

Class E        -    five hundred million (500,000,000), par value $.001 per share;

Class F        -    five hundred million (500,000,000), par value $.001 per share;

Class G        -    five hundred million (500,000,000), par value $.001 per share;

Class H        -    five hundred million (500,000,000), par value $.001 per share;

Class I        -    one billion five hundred million (1,500,000,000), par value $.001 per share;

Class J        -    five hundred million (500,000,000), par value $.001 per share;

Class K        -    five hundred million (500,000,000), par value $.001 per share;

Class L        -    one billion five hundred million (1,500,000,000), par value $.001 per share;

Class M        -    five hundred million (500,000,000), par value $.001 per share;

Class N        -    five hundred million (500,000,000), par value $.001 per share;

Class O        -    five hundred million (500,000,000), par value $.001 per share;

Class P        -    one hundred million (100,000,000), par value $.001 per share;

Class Q        -    one hundred million (100,000,000), par value $.001 per share;

Class R        -    five hundred million (500,000,000), par value $.001 per share;

Class S        -    five hundred million (500,000,000), par value $.001 per share;

Class T        -    five hundred million (500,000,000), par value $.001 per share;

Class U        -    five hundred million (500,000,000), par value $.001 per share;

Class V        -    five hundred million (500,000,000), par value $.001 per share;

Class W        -    one hundred million (100,000,000), par value $.001 per share;

Class X        -    fifty million (50,000,000), par value $.001 per share;

Class Y        -    fifty million (50,000,000), par value $.001 per share;

Class Z        -    fifty million (50,000,000), par value $.001 per share;

Class AA       -    fifty million (50,000,000), par value $.001 per share;

Class BB       -    fifty million (50,000,000), par value $.001 per share;

Class CC       -    fifty million (50,000,000), par value $.001 per share;

Class DD       -    one hundred million (100,000,000), par value $.001 per share;

Class EE       -    one hundred million (100,000,000), par value $.001 per share;

Class FF       -    fifty million (50,000,000), par value $.001 per share;

Class GG       -    fifty million (50,000,000), par value $.001 per share;

Class HH       -    fifty million (50,000,000), par value $.001 per share;

Class II       -    one hundred million (100,000,000), par value $.001 per share;

Class JJ       -    one hundred million (100,000,000), par value $.001 per share;

Class KK       -    one hundred million (100,000,000), par value $.001 per share;

Class LL       -    one hundred million (100,000,000), par value $.001 per share;

Class MM       -    one hundred million (100,000,000), par value $.001 per share;

Class NN       -    one hundred million (100,000,000), par value $.001 per share;

Class OO       -    one hundred million (100,000,000), par value $.001 per share;

Class PP       -    one hundred million (100,000,000), par value $.001 per share;

Class QQ       -    one hundred million (100,000,000), par value $.001 per share;

Class RR       -    one hundred million (100,000,000), par value $.001 per share;

Class SS       -    one hundred million (100,000,000), par value $.001 per share;

Class TT       -    one hundred million (100,000,000), par value $.001 per share;

Class UU       -    one hundred million (100,000,000), par value $.001 per share;

Class VV       -    one hundred million (100,000,000), par value $.001 per share;

Class WW       -    one hundred million (100,000,000), par value $.001 per share;

Class YY       -    one hundred million (100,000,000), par value $.001;

Class ZZ       -    one hundred million (100,000,000), par value $.001;

Class AAA      -    one hundred million (100,000,000), par value $.001;

Class BBB      -    one hundred million (100,000,000), par value $.001;

Class CCC      -    one hundred million (100,000,000), par value $.001;

Class DDD      -    one hundred million (100,000,000), par value $.001;

Class EEE      -    one hundred million (100,000,000), par value $.001;

Class FFF      -    one hundred million (100,000,000), par value $.001;

Class GGG      -    one hundred million (100,000,000), par value $.001;

Class HHH      -    one hundred million (100,000,000), par value $.001;

Class III      -    one hundred million (100,000,000), par value $.001;

Class JJJ      -    one hundred million (100,000,000), par value $.001;

Class KKK      -    one hundred million (100,000,000), par value $.001;

Class LLL      -    one hundred million (100,000,000), par value $.001;

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

Class MMM              -     one hundred million (100,000,000), par value $.001;

Class NNN              -     one hundred million (100,000,000), par value $.001;

Class OOO              -     one hundred million (100,000,000), par value $.001;

Class Select           -     seven hundred million (700,000,000), par value $.001 per share;

Class Beta 2           -     one million (1,000,000), par value $.001 per share;

Class Beta 3           -     one million (1,000,000), par value $.001 per share;

Class Beta 4           -     one million (1,000,000), par value $.001 per share;

Class Principal Money        seven hundred million (700,000,000), par value $.001 per share;

Class Gamma 2          -     one million (1,000,000), par value $.001 per share;

Class Gamma 3          -     one million (1,000,000), par value $.001 per share;

Class Gamma 4          -     one million (1,000,000), par value $.001 per share;

Class Delta 1          -     one million (1,000,000), par value $.001 per share;

Class Delta 2          -     one million (1,000,000), par value $.001 per share;

Class Delta 3          -     one million (1,000,000), par value $.001 per share;

Class Delta 4          -     one million (1,000,000), par value $.001 per share;

Class Epsilon 1        -     one million (1,000,000), par value $.001 per share;

Class Epsilon 2        -     one million (1,000,000), par value $.001 per share;

Class Epsilon 3        -     one million (1,000,000), par value $.001 per share;

Class Epsilon 4        -     one million (1,000,000), par value $.001 per share;

Class Zeta 1           -     one million (1,000,000), par value $.001 per share;

Class Zeta 2           -     one million (1,000,000), par value $.001 per share;

Class Zeta 3           -     one million (1,000,000), par value $.001 per share;

Class Zeta 4           -     one million (1,000,000), par value $.001 per share;

Class Eta 1            -     one million (1,000,000), par value $.001 per share;

Class Eta 2      -     one million (1,000,000), par value $.001 per share;

Class Eta 3      -     one million (1,000,000), par value $.001 per share;

Class Eta 4      -     one million (1,000,000), par value $.001 per share;

Class Theta 1    -     one million (1,000,000), par value $.001 per share;

Class Theta 2    -     one million (1,000,000), par value $.001 per share;

Class Theta 3    -     one million (1,000,000), par value $.001 per share;

Class Theta 4    -     one million (1,000,000), par value $.001 per share;

for a total of fifteen billion nine hundred seventy-six million (15,976,000,000) shares classified into separate classes of common stock.


          IN WITNESS WHEREOF, The RBB Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Secretary on the 4/th/ day of December, 2000.


                                        THE RBB FUND, INC.
WITNESS:


   /s/ Michael P. Malloy                 /s/ Edward J. Roach
  ----------------------                 -------------------
  Michael P. Malloy                      Edward J. Roach
  Secretary                              President

                                  CERTIFICATE


          THE UNDERSIGNED, President of The RBB Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary to the Charter, of which this certificate is made a part, hereby acknowledges that the foregoing Articles Supplementary are the act of the said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                          /s/ Edward J. Roach
                                          -------------------
                                          Edward J. Roach
                                          President